UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Simmons First National Corporation

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APPROXIMATELY

$15.1 BILLION

TOTAL ASSETS



$.50 DIVIDEND

PER SHARE

Per share information has been retrospectively adjusted to reflect the effects of the two-for-one stock split that was effected on February 8, 2018.

APPROXIMATELY

$2 BILLION

SHAREHOLDER EQUITY



SFNC

NASDAQ TRADE SYMBOL, GLOBAL SELECT MARKET

INTRODUCTION

At Simmons First National Corporation, our goal is to make customers' dreams come true – from individuals to families, from small businesses to large corporate clients. As we continue to grow, we're bringing even more customers, associates and communities into our banking family – making even more dreams come true. This past year was no exception. 2017 saw some of the most vigorous growth in our history. But the core values that have made us successful for more than one hundred years have remained the same. We are, and will always be, a community-oriented organization with empowered leaders making decisions at the local level. That's how we turn dreams into reality, over and over, and over again.

OUR FOOTPRINT


CO
KS
MO
OK
AR
TN
TX



NEARLY

2,700

ASSOCIATES

- 2 -

Certain statements contained in this communication may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forwardlooking terminology, such as “anticipate,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “would,” “could” or “intend,” future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Simmons First National Corporation’s (“Company”) future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company’s common stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company’s financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this document in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company’s operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company’s interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its common stock on favorable terms, ability to successfully complete mergers and acquisitions and integrate target companies’ businesses, ability to fully realize cost savings and other benefits of mergers and acquisitions, business disruption following mergers and acquisitions, changes in interest rates and capital markets, inflation, customer acceptance of the Company’s products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this communication, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this communication. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts, and may not reflect actual results. FORWARD-LOOKING STATEMENTS - 3 -

A Letter from the CEO Dear fellow shareholders, Who would have thought five years ago that today, Simmons First National Corporation would have transformed from a bank holding company with approximately $3.5 billion in assets to an over $15 billion asset company operating in seven states, including markets such as Dallas-Fort Worth, Oklahoma City, Nashville, St. Louis, Kansas City, Denver, Austin, San Antonio, Tulsa, Wichita, Knoxville, and Memphis, all of which complement our legacy markets in Arkansas? We have had some luck along the way but most of our success is attributable to our associates who have embraced the opportunities and worked diligently to improve our company for the benefit of our shareholders and customers alike. We have come a long way, but we all understand that there are still a multitude of options to consider as we continue to develop our regional banking presence in all our markets. I firmly believe the best is yet to come! During 2017, we welcomed new associates from First South Bank in Jackson, Tenn.; from Southwest Bank in Fort Worth, Texas; and from Bank SNB in Stillwater, Okla. These new partners contributed over $5 billion in assets to our base and opened our organization up to some terrific markets. Our challenge is to make sure we deploy all our excellent products and services into those markets as soon as possible. During 2017, our assets grew past $10 billion. Our new size carries with it increased responsibility, particularly from a regulatory perspective. I am very proud of our very talented team for their development of enhanced risk management processes that will carry us well into the future as we continue our growth. We expect some regulatory tweaking in the coming months. Some rules and regulations implemented after the financial crisis in 2008 had unintended consequences and will possibly be changed or eliminated. However, many had a positive effect on our ability to manage risk within our company and will remain as fundamental requirements going forward. Tax reform will certainly improve our profitability, and we have taken the opportunity to invest much of that into our future. We have enhanced the profit sharing component of our 401(k) plan for our associates. If we are successful, the ones responsible for our success will benefit. We have allocated to our high-performer pool significant incentive dollars to motivate even greater performance. One of our culture cornerstones is High Performance. We have contributed $5 million to the Simmons First Foundation with the intent to provide grants for Community Reinvestment Act-qualified activities in the communities we serve. We now have the scale to enhance our IT infrastructure and design applications for our customers that are best of class. Our commitment to do so over the next five years is significant. And we have increased our dividend to shareholders by 20%, keeping in mind that without the investment of our owners, none of this is possible. We thank you, our shareholders, for your continued support of Simmons. Many of our shareholders are customers, which to me, is the ultimate recommendation. We are very proud of this fact and will work every day to sustain your confidence. Sincerely, Chairman and Chief Executive Officer Simmons First National Corporation - 4 -

GEORGE MAKRIS Chairman and Chief Executive Officer - 5 -

Simmons associates work hard day in and day out to help our customers realize their dreams. When you make a difference on that level, you’re bound to get noticed. And we’re pleased to see our work being acknowledged by others in the community. Here are just a few of the awards and accolades Simmons has garnered over the past year – from being named one of Fortune Magazine’s “Fastest Growing Companies,” to being named a top Small Business Administration lender, to being the best local bank in the communities we serve. But when it all comes down to it, the greatest reward is seeing the look on our customers’ faces as we help them make their dreams come true. AWARDS & ACCOLADES - 6 - Recognition: Realized AWARDS AND RECOGNITIONS

CitiScapes Magazine, Best of Northwest Arkansas 2017, Top 5 Arkansas Business, Best of Biz 2017, Finalist Thinking Bigger Business Magazine, #3 in Top 10 SBA Lenders Arkansas Times, Best of Arkansas, Finalist for Best Bank Arkansas Democrat Gazette, Best of the Best, Finalist for Best Bank Jonesboro Occasions, Readers’ Choice Awards, #1 in Banking Jonesboro Occasions, Readers’ Choice Awards, Agri Lender: Farm Credit Midsouth Finalist Arkansas Business, Book of Lists Humboldt Chronicle, Best of the Best, Best Bank Van Buren County Democrat, Best of the Best, Best Bank AY Magazine, One of the Best Banks in Central and Southern Arkansas Pine Bluff Commercial, #1 Bank, 1st Place Pine Bluff Commercial, #1 Mortgage Lender, 1st Place Springfield, MO, #1 Lender, Small Business Administration (SBA) Branch St. Louis SBA District, #1 Lender Kansas City SBA District, #2 Lender Money Magazine, Best Bank in Missouri Fortune Magazine, 100 Fastest-Growing Companies, #62 BANK RECOGNITIONS - 7 - #1 in Banking JONESBORO OCCASIONS READERS' CHOICE AWARDS HERE ARE JUST A FEW OF OUR RECOGNITIONS THIS YEAR. Best Bank in Missouri Money Magazine #62 Fortune Magazine 100 Fastest-Growing Companies #1 Small Business Lender SPRINGFIELD SBA BRANCH OFFICE* *FY2017 #1 Small Business Lender ST. LOUIS SBA DISTRICT* *FY2017

ASSOCIATE RECOGNITIONS Chris White, 40 Under 40, Arkansas Business Daphne Stallings, 2017 Young Leader, St. Louis American Foundation Christi Pittman, Best Insurance Agents in Little Rock, Soiree Magazine Sam Blackwell, Best of the Best, Finalist for Best Bank Executive, Humboldt Chronicle Margaret Fuller, Best of the Best, Finalist for Best Bank Teller, Humboldt Chronicle Philip Tappan, Outstanding Service Alumni Achievement Award, Sam M. Walton College of Business at the University of Arkansas Kyle James, Member, Leadership of Greater Little Rock Class XXXII Jason Culpepper, ABA Scholarship Recipient for AmBA Stonier Graduate School of Banking Marla Mitchell, Graduate, Leadership Arkansas Rodney West, Scholarship Recipient, SW Graduate School of Banking Tracy Hill, Best Teller, Union City Messenger HERE ARE JUST A FEW OF OUR ASSOCIATE RECOGNITIONS THIS YEAR. Simmons Bank partnered with the Make-A-Wish® Foundation’s Mid-South Chapter to make six-year-old Harper’s dream come true by sending him and his family to Disney World. MAKE-A-WISH HELPS REALIZE A DREAM

MAINTAINING OUR COMMUNITY BANK STRUCTURE strong belief in community banking has always been the guiding philosophy behind Simmons Bank’s success. Our customers place great value in their long-standing relationships with local Simmons contacts. As we move forward and grow, it’s vital that we maintain these connections with talented associates who are deeply rooted in the local communities. Associates who understand the market, and who make decisions at the local level. Customers want that personal touch. And Simmons the bank that can bring that personal touch to life. am a community banker!” Freddie Black, chairman of Simmons Bank Arkansas Region, proudly proclaims. The Arkansas Region is made up of twelve communities in Arkansas and Missouri, each overseen by local presidents empowered to make decisions in their local markets based on the experience and knowledge that can only be acquired by being a part of the community. “It is very important to focus on the local community, so we can set ourselves apart from other large, regional banks who lack the local touch." Tommy Jarrett, community president for Lake Village, Arkansas, further emphasizes the community focus – “We are full-service community bank that offers big-bank products and services to our rural communities.” All Simmons leaders and associates are encouraged to become involved in civic activities in their local communities. “We provide support by investing time and money to make our communities better,” says Black. Simmons Bank recently donated playground equipment to a sports complex in Lake Village – just one example of projects instigated and completed on the local level to make the community better. “We meet on a regular basis, in order to keep the focus on our community. As long as we continue to focus on providing products and services to our local communities, Simmons Bank will thrive and prosper," says Jarrett. “It has been a way of life for me for nearly 30 years.” Black, originally from Lake Village himself, points out the Southeast Arkansas bank is a great example of Simmons’ community focus—from supporting the Teach for America program, to improving the city park, to providing a grant to build a new handicap baseball field in Monticello. As a community bank dedicated to improving the region, Simmons works hard to address the challenges facing the Delta— attracting more good job opportunities and keeping the next generation home to build for the future. “Simmons Bank strives to make our customers’ dreams come true,” says Jarrett. “We were recently able to finance a first home for a new college graduate and keep her here in the community. She’s the daughter of a friend who trusted Simmons Bank to make it happen. These experiences are what make you want to come in to work every day.” Strong Communities: Realized In May, Southeast Arkansas was named Simmons Bank Community of the Year for 2017. Associates from the Southeast Arkansas community were met by George Makris, Barry Ledbetter, Adam Mitchell, Matt Reddin, Jena Compton and Becka McGee and presented with the inaugural Community of the Year award. “Our team works hard every day, and that has allowed us to have the success we’ve had. From retail to lending, we are all Better Together. I’m extremely proud of this team,” said Tommy Jarrett, community president for the region. This new award for Simmons Bank will be given out annually to the community that demonstrates the most growth in terms of loans, deposits, margin spread, asset quality, ROA and other factors. The winning community will receive a monetary donation to the organization of their choice — for Southeast Arkansas, Freddie Black and Tommy Jarrett presented a $10,000 check to Lake Village Parks and Recreation. - 9 - SOUTHEAST ARKANSAS

COMMUNITY COMMITMENT MILESTONES $290,000 donated by associates to United Way for communities in our region. 1,115 community development activities 2,500 backpacks distributed in Little Rock and Springdale, Arkansas, partnering with Univision. X 100 SOCIAL INVOLVEMENT Simmons Bank regards corporate social responsibility as an inherent part of everything we do. It guides our business policies, practices, services and products, as well as our employee benefits, public policy, philanthropy, volunteerism and community outreach. As a community bank, we realize helping the community pays countless dividends at all levels. In 2017, our associates participated in 1,115 community development activities where they used a banking skill to help predominantly low-to-moderate income individuals. - 10 -

- 11 - As a community bank, we realize helping the community pays countless dividends at all levels. FREDDIE BLACK

Not a comprehensive list.- 12 - ARKANSAS Since 2013, the Pine Bluff community president has served on the board of directors for Habitat for Humanity, an organization dedicated to helping people and families who are in need of a decent and affordable home. In Little Rock, a mortgage loan officer offered six free homebuyer education workshops. Retail and commercial associates taught more than 100 financial literacy classes to students at Horace Mann Magnet Middle, Henderson Jr. High and Landmark Elementary. KANSAS Volunteer Income Tax Assistance (VITA) is a program that offers free tax help to people who make $54,000 or less, persons with disabilities and limited English-speaking taxpayers who need assistance in preparing their own tax returns. Volunteers provide free basic income tax return preparation with electronic filing to qualified individuals. United Way of the Plains in Wichita, Kan. offers VITA. An associate in Wichita volunteered offer free tax assistance to more than 20 clients. TENNESSEE Associates in Tennessee partnered with 25 schools with free and reduced lunch rates of 51% or higher to offer financial literacy classes to elementary, junior high and high school students. Free and reduced lunch rates indicate the percentage of low-income students. In Jackson, Tenn. associates partnered with the Jackson Housing Authority to offer financial literacy classes to residents in the community. The mission of Jackson Housing Authority is to provide quality housing and support services for low- and moderate-income persons to promote upward mobility and a better standard of living. MISSOURI Missouri associates gave back to the community in a variety of ways, from partnering with public schools to teach more than 50 financial literacy classes, to stocking a food pantry in Branson with the Salvation Army, serving on charity boards like Springfield’s Big Brothers/Big Sisters and Rainbow Village, helping the United Way with a “Day of Caring” in Sedalia and collecting 4,424 items to assist people in need.

SIMMONS AND THE ARKANSAS SYMPHONY ORCHESTRA: MAKING BEAUTIFUL MUSIC TOGETHER Simmons Bank proudly supports the Arkansas Symphony Orchestra and its music education programs. The Education Challenge grant ensures that no child who wants to participate in the youth ensemble is denied because of financial need. More than 200 children use the grant to participate in youth orchestra ensembles across the state – building generations of disciplined, hard-working, and team-oriented people. The return on this investment has proven to make better citizens for Arkansas. Youth Orchestra seniors are frequently awarded college scholarships, with at least two accepted on scholarship to Ivy League schools. - 13 -

SIMMONS FIRST FOUNDATION - 14 - The Simmons First Foundation was established in 2013 to help us give back to the communities that have been so vital to our continuing growth and success. Former Simmons CEO Tommy May heads up the foundation and guides it in its mission to build stronger and more vibrant communities for the future. First and foremost, the foundation aims to improve the lives of children through programs that enhance education and healthcare. The foundation has also provided the seed money for “Go Forward Pine Bluff,” a community renewal program that focuses on economic development, infrastructure and government, education, and quality of life. If successful, the program could serve as a blueprint for revitalization efforts in communities across the Simmons footprint. A Foundation for the Future: AN INTERVIEW WITH TOMMY MAY, CHAIRMAN AND CEO OF SIMMONS FIRST FOUNDATION Can you tell us a little bit about Simmons Bank’s special relationship with its hometown of Pine Bluff? How successful has the Simmons First Foundation been in its mission to help children? Simmons was chartered in 1903 and has been the major supporter of most charitable and civic organizations, community initiatives, and in providing leadership for virtually every charitable organization that serves the community and our citizens. Simmons is synonymous with most of the good things that happen in Pine Bluff. And our associates have always been called on to provide needed leadership throughout the history of our company. Equally significant, Simmons has been a leader in providing monetary resources to support projects, such as the UAPB football field, UAPB academics, United Way, Salvation Army and so many others. Mr. Louis Ramsay and Mr. W. E. Ayres, former CEOs, once said, “Do the right things for the right reasons, not for the publicity or accolades.” Mr. Makris has carried that philosophy forward throughout the Simmons footprint. In 2013, Mr. Makris and Mr. Casteel agreed to establish Simmons First Foundation to provide grants in the Simmons Arkansas footprint for worthy projects that required seed money to grow initiatives that benefit youth in the areas of health care and education. Four years later, we have invested more than $700,000 in organizations that have made a difference in the lives of our youth. The Foundation grants are truly an investment in the lives of our children. Q: Q: :MAY :MAY

While the Foundation is focused on children’s projects, we have also accepted the challenge Mr. Makris issued at the end of 2015 – for the Foundation to facilitate the development of a strategic plan to work toward revitalizing Pine Bluff, the gateway to the Delta. TOMMY MAY

SIMMONS FIRST FOUNDATION | INTERVIEW WITH TOMMY MAY

Q: What kind of commitment has Simmons Bank made to the Go Forward Pine Bluff Initiative?

:MAY While the Foundation is focused on children's projects, we have also accepted the challenge Mr. Makris issued at the end of 2015 – for the Foundation to facilitate the development of a strategic plan to work toward revitalizing Pine Bluff, the gateway to the Delta. Simmons Bank provided $300,000 in seed money to assure the independence of the plan. The Foundation also completed the development of Go Forward Pine Bluff (GFPB), a 501(c)(3) organization. Over 100 citizens completed the plan in 2016, and GFPB moved into the strategic development phase during 2017. A critical component to our moving forward was a 5/8% sales tax that would generate $32 million over seven years. In June 2017, our citizens overwhelmingly voted in favor of the tax, with over 70% voting "yes." Another major factor was the infusion of capital from our business community. Mr. Makris led a campaign to raise $7 million over seven years from our business community, and that campaign was successful, even before the tax. GFPB is also seeking grants in the amount of $7 million. In total, we will potentially have approximately $50 million to execute the plan.

Q: How important is the Go Forward Pine Bluff Initiative to the future success of the community?

:MAY The execution of the GFPB Plan is critical to the success of our community going forward. The 27 initiatives (various pieces of the puzzle) will be implemented through Dr. Ryan Watley, CEO of GFPB, and his team, and in cooperation with the City of Pine Bluff and other non-profits. The initiatives will be the catalyst for stopping the decline in population and corresponding reduction in city revenues. While there are many different pieces of the puzzle, when everything comes together, we expect the results will cause people to choose to live in Pine Bluff and make it a point of destination. This will increase the revenues of the city, allowing it to provide the services deserved by our citizens.

Q: What kind of dividends do you expect from Simmons Bank's support for Go Forward Pine Bluff?

:MAY Without the support and leadership of Simmons, we would not have received the overwhelming support of the business community and many others that have moved the initiative forward.

Q: Any predictions for the future of Go Forward Pine Bluff? What do you see down the road?

:MAY We are convinced that our efforts over the next seven years will eliminate many of the hurdles that we face in dealing with economic development, education, quality of life and government/infrastructure. It took a long time to get here, and it will not be a quick fix. Hopefully, GFPB will earn the respect and confidence of our citizens. And when the seven-year plan and funding expire, we will continue to make Pine Bluff a place our children will be glad to call home and a major regional center in Arkansas. Likewise, we believe our model will be used by other communities with similar challenges. This will result in additional proactive community efforts by citizens to shape their communities to meet their expectations.

- 16 -

MERGERS & ACQUISITIONS TIMELINE Previous 5 years METROPOLITAN NATIONAL BANK FIRST STATE BANK LIBERTY BANK TRUST COMPANY OF THE OZARKS FIRST SOUTH BANK SOUTHWEST BANK BANK SNB DELTA TRUST & BANK CITIZENS NATIONAL BANK

Joining up with the right partner is more than a matter of simple addition. It’s a multiplier that can leverage all your values and assets to achieve exponentially greater returns. Simmons Bank seeks to grow and prosper by finding like-minded community banks in similar markets to amplify and complement the products and services we offer. And 2017 saw some amazing new partners join our team. In real estate, the saying goes it’s all about location, location, location. For Simmons Bank, the acquisition of Southwest Bank (which was completed on February 20, 2018) was about location and a whole lot more – providing an opportunity to expand into the thriving Fort Worth market of North Texas, and adding new partners that share our same values. “Simmons and Southwest Bank are a natural fit,” says Vernon Bryant, chairman and CEO of Southwest Bank. “We both have a strong commitment to our community, supporting many local civic, business and service organizations. Our employees are our greatest form of advertising, they represent us to countless friends and neighbors.” “By joining with Simmons Bank, we’ll now be able to offer our current customers more services and attract new customers for new products,” says Bryant. “And we’re positioned to also meet the increased lending requirements of our large commercial customers, with the added capacity and asset size of our newly combined balance sheet.” In discussing plans for further expansion, Bryant notes, “North Texas’s business environment offers unlimited potential. We’ll continue to identify and recruit new talent, and look for new opportunities to add locations – especially in the Dallas market.” RECENT ACQUISITIONS | NEW MARKETS - 18 - Partnerships: Realized SIMMONS BANK + SOUTHWEST BANK: THE FORT WORTH STORY

RECENT ACQUISITIONS/ NEW MARKETS - 19 - SIMMONS BANK + BANK SNB: A LEGACY OF SUCCESS The history of Bank SNB goes back well over a century, to the founding of Stillwater State Bank in 1894. Later named Stillwater National Bank and then Bank SNB, this institution in the heart of Oklahoma’s education capital has achieved many firsts – from the state’s first auto loan to the first drive-through. This historic company is now scheduled to merge into Simmons Bank in May 2018. “There were certain things we considered, in looking for a partner: enhanced products and services, a broad and complementary footprint, a strong and stable financial condition and a focus on continued growth,” says Mark Funke, Bank SNB chairman and CEO. “But overriding all of this was a proven positive culture similar to ours. Bank SNB has deep roots that share many similarities with Simmons Bank’s history. We believe banking is still a personal business, delivered locally by bankers who know their customers and their markets.” As the home of Oklahoma State University, the Stillwater community enjoys a stable economic environment with a high degree of entrepreneurs incubated from the energetic university setting. Bank SNB enjoys a reputation as a strong commercial bank with deep expertise in healthcare and the energy sector. This knowledge will transfer to other areas of the Simmons footprint as well. Simmons brings additional retail products like credit operations and distribution, wealth management products and one of the strongest SBA lending platforms in the country. “These new opportunities will only enhance our banking relationships and create new ones in the future,” says Kevin Fowler, Stillwater community president for Bank SNB, who was recognized as Stillwater Chamber “Citizen of the Year” for his service to the community. “A commitment to the community is vital for us. Being in it for the right reasons has provided our bank a seat at the right tables and has proven vital for the strength of the community.”

We remain optimistic about the future company. Our strategy is one we have great motivates us every - 20 - GEORGE MAKRIS

FINANCIAL HIGHLIGHTS CAPITAL & ASSET QUALITY - 21 - STRONG REGULATORY CAPITAL STRONG ASSET QUALITY Consistently outperforming our peers LEVERAGE RATIO TIER 1 CAPITAL RATIO SFNC ALL U.S. BANKS COMMON EQUITY TIER 1 CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO REGULATORY MINIMUM As of 12/31/17 REGULATORY gWELL-CAPITALIZEDh SIMMONS FIRST NATIONAL CORPORATION 4.00% 6.00% 4.50% 8.00% 5.00% 8.00% 6.50% 10.00% 9.21% 9.80% 9.80% 11.35% Nonperforming Loans as a % of Loans1 0.93%2 0.3 1%3 1.6 1% 3.63%4 0.97 0.47 % Net Charge-Offs as a % % of Average Loans Net Credit Card Charge-Offs as a % of Credit Card Portfolio 1 Includes troubled-debt restructures 2 Legacy loans; excluding all acquired loans 3 Legacy loans; excluding all acquired loans and credit cards . Most recently published industry average Year ended 12/31/17

FINANCIAL HIGHLIGHTS - 22 - ASSET GROWTH PREVIOUS 5 YEARS | IN THOUSANDS TOTAL ASSET GROWTH 2013 2014 2015 2016 2017 10 11 12 13 14 15 16 $15,055,806 $8,400,056 $7,559,658 $4,383,100 $4,643,354

- 23 - FINANCIAL HIGHLIGHTS EARNINGS & MARKET CAPITALIZATION 2013 2014 2015 2016 2017 PREVIOUS 5 YEARS | IN THOUSANDS, EXCEPT PER SHARE DATA EARNINGS GROWTH $23,231 $27,612 $38,707 $89,622 $101,409 $119,049 $92,940 $35,668 $74,107 $96,790 Diluted EPS (GAAP): $0.72 Diluted EPS (GAAP): $1.05 Diluted EPS (GAAP): $1.31 Diluted EPS (GAAP): $1.56 Diluted EPS (GAAP): $1.33 Diluted EPS (Core) $0.84 Diluted EPS (Core): $1.14 Diluted EPS (Core): $1.59 Diluted EPS (Core): $1.64 Diluted EPS (Core): $1.70 Per share information has been retrospectively adjusted to reflect the effects of the two-for-one stock split that was effected on February 8, 2018. “Core earnings” and “diluted core earnings per share” are financial measures that exclude non-core items that related to branch right sizing and merger related costs. We believe these non-GAAP financial measures provide a meaningful base for period-to-period and company-to-company comparisons, which will assist investors and analysts in evaluating the core operating results of the Company and predicting future performance. See “Reconciliation of Non-GAAP Financial Measures” in the 2017 Form 10-K for a GAAP reconciliation of these non-GAAP financial measures. $2,627,431 $1,943,910 $1,555,100 $733,833 $602,805 2013 2014 2015 2016 2017 PREVIOUS 5 YEARS | IN THOUSANDS MARKET CAPITALIZATION

- 24 - '98 $0.16 $0.18 $0.20 $0.22 $0.24 $0.26 $0.28 $0.30 $0.34 $0.36 $0.38 $0.38 $0.38 $0.38 $0.40 $0.42 $0.44 $0.46 $0.48 $0.50 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 BASED ON 12/31/17 STOCK PRICE 2017 ANNUAL DIVIDEND YIELD: 1.8% 109 CONSECUTIVE YEARS OF PAYING DIVIDENDS TO OUR SHAREHOLDERS FINANCIAL HIGHLIGHTS DIVIDENDS

FINANCIAL HIGHLIGHTS | SHAREHOLDER RETURN

1 YEAR TOTAL SHAREHOLDER RETURN

DIVIDENDS + STOCK APPRECIATION | 12/31/16-12/31/17


20.0%
15.0%
10.0%
5.0%
0.0%
(5.00%)
(10.00%)
(15.00%)
(20.00%)
JAN 3, '17
FEB 3, '17
MAR 3, '17
APR 3, '17
MAY 3, '17
JUN 3, '17
JUL 3, '17
AUG 3, '17
SEP 3, '17
OCT 3, '17
NOV 3, '17
DEC 3, '17
SNL
Mid Cap Bank
14.4%
SFNC
(7.2%)

3 YEAR TOTAL SHAREHOLDER RETURN

DIVIDENDS + STOCK APPRECIATION | 12/31/14 - 12/31/17


75.0%
65.0%
55.0%
45.0%
35.0%
25.0%
15.00%
5.00%
(5.00%)
(15.00%)
(25.00%)
(35.00%)
DEC 2014
MAR 2015
JUN 2015
SEP 2015
DEC 2015
MAR 2016
JUN 2016
SEP 2016
DEC 2016
MAR 2017
JUN 2017
SEP 2017
SFNC
48.7%
SNL
Mid Cap Bank
13.6%

- 25 -

- 26 - FINANCIAL HIGHLIGHTS CONSOLIDATED DATA & FINANCIAL SHEETS DECEMBER 31, 2017 AND 2016 | IN THOUSANDS CONDENSED CONSOLIDATED BALANCE SHEETS ASSETS Cash and cash equivalents Investment securities Mortgage loans held for sale and assets held in trading accounts Other assets held for sale Legacy loans Allowance for loan losses Loans acquired, net NET LOANS Premises and equipment Premises held for sale Foreclosed assets and other real estate owned Goodwill and other intangible assets Other assets TOTAL ASSETS LIABILITIES AND STOCKHOLDERS' EQUITY Non-interest bearing transaction accounts Interest bearing transaction accounts and saving deposits Time deposits TOTAL DEPOSITS Other borrowings Subordinated debentures Other liabilities held for sale Accrued interest and other liabilities TOTAL LIABILITIES Total stockholders' equity TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY 2017 $598,042 1,960,889 24,038 165,780 5,705,609 (41,668 5,074,076 $10,738,017 287,249 - 32, 1 1 8 948,722 300,951 $15,055,806 2,665,249 6,494,896 1,932,730 $11,092,875 1,380,024 140,565 157,366 200,412 $12,971,242 2,084,564 $15,055,806 2016 $285,659 1,624,013 27,829 - 4,327,207 (36,286 1,305,683 $5,596,604 199,359 6,052 26,895 401,464 232, 1 8 1 $8,400,056 1,491,676 3,956,483 1 ,287,060 $6,735,219 273,159 60,397 - 180,170 $7,248,945 1 ,1 5 1 , 1 1 1 $8,400,056 ) )

- 27 - STATEMENTS OF INCOME IN THOUSANDS, EXCEPT PER SHARE DATA CONDENSED CONSOLIDATED STATEMENTS OF INCOME Interest income Interest expense NET INTEREST INCOME Provision for loan losses NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES NON-INTEREST INCOME Trust income Service charges on deposit accounts Other service charges and fees Mortgage and SBA lending income Investment banking income Debit and credit card fees Bank owned life insurance income Gain on sale of securities, net Other income TOTAL NON-INTEREST INCOME NON-INTEREST EXPENSE Salaries and employee benefits Occupancy expense, net Furniture and equipment expense Other real estate and foreclosure expense Deposit insurance Merger related costs Other operating expenses TOTAL NON-INTEREST EXPENSE INCOME BEFORE INCOME TAXES Provision for income taxes NET INCOME Preferred stock dividends NET INCOME AVAILABLE TO COMMON STOCKHOLDERS DILUTED EARNINGS PER SHARE2 Net non-core items CORE EARNINGS AVAILABLE TO COMMON STOCKHOLDERS1 DILUTED CORE EARNINGS PER SHARE1, 2 $395,004 40,074 $354,930 26,393 $328,537 18,570 36,079 9, 9 1 9 13, 3 1 6 2,793 34,258 3,503 1,059 19,268 $138,765 154, 3 14 2 1 , 1 59 19,366 3,042 3,696 21,923 88,879 $312,379 $154,923 61,983 $92,940 - $92,940 $1.33 26,109 $119,049 $1.70 $301,005 21,799 $279,206 20,065 $259, 1 4 1 15,442 32,414 12,872 16,483 3,47 1 30,740 3,324 5,848 18,788 $139,382 133,457 18,667 16,683 4,461 3,469 4,835 73, 5 1 3 $255,085 $143,438 46,624 $96,814 24 $96,790 $1.56 4, 619 $101,409 $1.64 2017 2016 “Core earnings” and “diluted core earnings per share” are financial measures that exclude non-core items such as items related to branch right sizing and merger related costs. Included in the 2017 non-core total is the one-time non-cash charge of $11.5 million related to the tax law changes. We believe these non-GAAP financial measures provide a meaningful base for period-to-period and company-to-company comparisons, which will assist investors and analysts in evaluating the core operating results of the Company and predicting future performance. See "Reconciliation of Non-GAAP Financial Measures" in the 2017 Form 10-K for a GAAP reconciliation of these non-GAAP financial measures. Per share information has been retrospectively adjusted to reflect the effects of the two-for-one stock split that was effected on February 8, 2018. 1 2

- 28 - FINANCIAL HIGHLIGHTS CONSOLIDATED DATA & FINANCIAL SHEETS YEARS ENDED DECEMBER 31 | IN THOUSANDS, EXCEPT PER SHARE AMOUNTS SELECTED CONSOLIDATED FINANCIAL DATA FINANCIAL STATEMENT DATA Total assets Total loans Total deposits Total equity Net income available to common shareholders Core earnings available to common shareholders1 PER SHARE DATA3 Diluted earnings Diluted core earnings (non-GAAP)1 Book value Tangible book value (non-GAAP)2 Dividends CAPITAL RATIOS AT PERIOD END Common shareholders' equity to total assets Tangible common equity to tangible assets (non-GAAP)2 Tier 1 leverage ratio Common equity Tier 1 risk-based ratio Tier 1 risk-based ratio Total risk-based capital ratio Dividend payout to common shareholders 2017 $15,055,806 10,779,685 11,092,875 2,084,564 92,940 119,049 $1.33 1.70 22.65 12.34 0.50 13.85% 8.05% 9.21% 9.80% 9.80% 11.35% 37.59% 2016 $8,400,056 5,632,890 6,735, 2 1 9 1 , 1 5 1 , 1 1 1 96,790 101,409 $1.56 1.64 18.40 11.98 0.48 13.70% 9.37% 10.95% 13.45% 14.45% 15.12% 30.67% 2015 $7,559,658 4,919,355 6,086,096 1 ,076,855 74,107 89,622 $1. 3 1 1.59 17.27 10.98 0.46 13.84% 9.26% 11.20% 14.21% 16.02% 16.72% 34.98% 2014 $4,643,354 2,736,634 3,860,7 18 494,319 35,688 38,707 $1.05 1. 1 4 13.69 10.07 0.44 10.65% 8.06% 8.77% - 13.43% 14.50% 41.71% 2013 $4,383,100 2,404,935 3,697,567 403,832 23,231 27,612 $0. 7 1 0.84 12.44 9.56 0.42 9.21% 7.23% 9.22% - 13.02% 14.10% 59.15% “Core earnings” and “diluted core earnings per share” are financial measures that exclude non-core items such as items related to branch right sizing and merger related costs. Included in the 2017 non-core total is the one-time non-cash charge of $11.5 million related to the tax law changes. We believe these non-GAAP financial measures provide a meaningful base for period-to-period and company-to-company comparisons, which will assist investors and analysts in evaluating the core operating results of the Company and predicting future performance. See "Reconciliation of Non-GAAP Financial Measures" in the 2017 Form 10-K for a GAAP reconciliation of these non-GAAP financial measures. Because of our significant level of intangible assets, total goodwill and core deposit premiums, we believe a useful calculation for investors in their analysis of Simmons is tangible book value per share and tangible common equity to tangible assets, which are non-GAAP financial measures. See "Reconciliation of Non-GAAP Financial Measures" in the 2017 Form 10-K for a GAAP reconciliation of these non-GAAP financial measures. Per share information has been retrospectively adjusted to reflect the effects of the two-for-one stock split that was effected February 8, 2018. 1 2 3

YEARS ENDED DECEMBER 31 SELECTED CONSOLIDATED FINANCIAL DATA - cont. ANNUALIZED PERFORMANCE RATIOS Return on average assets Return on average common equity Return on average tangible common equity (non-GAAP)2 Net interest margin Efficiency ratio4 ASSET QUALITY RATIOS5 Nonperforming assets/total assets Nonperforming loans/total loans Allowance/nonperforming loans Allowance/total loans Net charge-offs/average loans6 Net credit card charge-offs/credit card loans OTHER DATA Number of financial centers Number of full time equivalent employees 2017 0.92% 6.68% 11.26% 4.07% 55.27% 0.52% 0.81% 90.26% 0.73% 0.31% 1.61% 200 2,640 2016 1.25% 8.75% 13.92% 4.19% 56.32% 0.79% 0.91% 92.09% 0.84% 0.35% 1.28% 150 1,875 2015 1.03% 7.90% 12.53% 4.55% 59.01% 0.85% 0.58% 165.83% 0.97% 0.16% 1.28% 149 1,946 2014 0.80% 8.1 1% 10.99% 4.47% 67.22% 1.25% 0.63% 223.31% 1.41% 0.20% 1.27% 109 1,338 2013 0.64% 5.33% 6.36% 4.21% 71.20% 1.69% 0.53% 297.89% 1 .57% 0.15% 1 .33% 1 3 1 1 ,343 4 5 6 The efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excludes gains and losses from securities transactons and non-core items. See "Reconciliation of Non- GAAP Financial Measures" in the 2017 Form 10-K for a GAAP reconciliation of this non-GAAP financial measure. Excludes all acquired loans and excludes acquired foreclosed assets covered by FDIC loss share agreements, except for their inclusion in total assets. Excludes credit cards. - 29 -

SIMMONS FIRST NATIONAL CORPORATION | BOARD OF DIRECTORS


1
2
3
4
5
6
7
8

1 **William E. Clark, II**
CHAIRMAN & CHIEF EXECUTIVE OFFICER,
CLARK CONTRACTORS, LLC

2 **Tom E. Purvis**
PARTNER,
L2L DEVELOPMENT ADVISORS, LLC

3 **Susan S. Lanigan**
EXECUTIVE VICE PRESIDENT
& GENERAL COUNSEL,
CHICO'S FAS, INC.

4 **Jerry M. Hunter**
PARTNER,
BRYAN CAVE, LLP

5 **W. Scott McGeorge**
CHAIRMAN,
PINE BLUFF SAND & GRAVEL COMPANY

6 **Russell Teubner**
FOUNDER & CHIEF EXECUTIVE OFFICER,
HOSTBRIDGE TECHNOLOGY, LLC

7 **Mark C. Doramas**
CHIEF FINANCIAL OFFICER,
STEPHENS, INC.

8 **Christopher R. Kirkland**
PRINCIPAL,
THE KIRKLAND GROUP

- 30 -

9
10
11
12
13
14
15

9 **Edward Drilling**
PRESIDENT,
AT&T ARKANSAS

10 **Eugene Hunt**
ATTORNEY,
HUNT LAW FIRM

11 **Steven A. Cossé**
RETIRED PRESIDENT & CHIEF EXECUTIVE OFFICER,
MURPHY OIL CORPORATION

12 **George A. Makris, Jr.**
CHAIRMAN & CHIEF EXECUTIVE OFFICER,
SIMMONS FIRST NATIONAL CORPORATION

13 **Jay D. Burchfield**
RETIRED FINANCIAL SERVICES EXECUTIVE

14 **Malynda K. West**
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER & TREASURER,
MURPHY USA, INC.

15 **Robert L. Shoptaw**
RETIRED EXECUTIVE
ARKANSAS BLUE CROSS & BLUE SHIELD

Simmons First National Corporation

- 31 -

SIMMONS BANK BOARD OF DIRECTORS - 32 - Jay D. Burchfield RETIRED FINANCIAL SERVICES EXECUTIVE Marty D. Casteel SENIOR EXECUTIVE VICE PRESIDENT, SIMMONS FIRST NATIONAL CORPORATION CHAIRMAN & CHIEF EXECUTIVE OFFICER, SIMMONS BANK Dean Chambliss OWNER, H&D FARMS William E. Clark, II CHAIRMAN & CHIEF EXECUTIVE OFFICER, CLARK CONTRACTORS, LLC Steven A. Cossé RETIRED PRESIDENT & CHIEF EXECUTIVE OFFICER, MURPHY OIL CORPORATION Mark C. Doramas CHIEF FINANCIAL OFFICER, STEPHENS, INC. Edward Drilling PRESIDENT, AT&T ARKANSAS Mark W. Funke PRESIDENT & CHIEF EXECUTIVE OFFICER, BANK SNB Vernon Bryant CHAIRMAN & CHIEF EXECUTIVE OFFICER, SOUTHWEST BANK

- 33 - Eugene Hunt ATTORNEY, HUNT LAW FIRM Jerry M. Hunter PARTNER, BRYAN CAVE, LLP Met L. Jones, II GENERAL MANAGER, DICKEY MACHINE WORKS Susan S. Lanigan EXECUTIVE VICE PRESIDENT & GENERAL COUNSEL, CHICO’S FAS, INC. John Lytle, M.D. ORTHOPEDIC SURGEON, SOUTH ARKANSAS ORTHOPEDIC CENTER W. Scott McGeorge CHAIRMAN, PINE BLUFF SAND & GRAVEL COMPANY Johnny McGraw OWNER, MCGRAW FARMS Christopher R. Kirkland PRINCIPAL, THE KIRKLAND GROUP Beverly Morrow VICE PRESIDENT, TLM MANAGEMENT

SIMMONS BANK | BOARD OF DIRECTORS



George O'Connor
OWNER & PRESIDENT, O'CONNOR DISTRIBUTING



Tom W. Purvis
PARTNER, L2L DEVELOPMENT ADVISORS, LLC



H. Glenn Rambin
PRESIDENT, R&R FARMS



Adam B. Robinson, Jr.
PRESIDENT, RALPH ROBINSON & SON, INC.



Mark Shelton *Advisory Director*
PRESIDENT, M.A. SHELTON FARMING COMPANY, INC.



Robert L. Shoptaw
RETIRED EXECUTIVE, ARKANSAS BLUE CROSS & BLUE SHIELD



Russell Teubner
FOUNDER & CHIEF EXECUTIVE OFFICER, HOSTBRIDGE TECHNOLOGY, LLC



— IN MEMORY —
Clifton Roaf

We are saddened by the loss of our longtime friend Clifton Roaf. His genuine interest and wise counsel will be missed.



H. Ford Trotter, III
GENERAL MANAGER, TROTTER AUTO GROUP



Malynda K. West
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER, MURPHY USA, INC.



C. Edward Woodside
RETIRED FINANCIAL SERVICES EXECUTIVE

- 34 -

PRODUCTS & SERVICES

Everything you need, in one friendly place.

Simmons First National Corp. is a financial holding company, headquartered in Pine Bluff, AR, with total assets of approximately $15.1 billion conducting financial operations throughout Arkansas, Colorado, Kansas, Missouri, Oklahoma, Tennessee and Texas. The Company, through its subsidiaries, offers comprehensive financial solutions delivered with a client-centric approach. Since our founding, we've grown steadily, while always being mindful of where we started. Longevity in banking doesn't just happen. It's built on a committed approach to continually providing our customers with the best banking experience possible.

PERSONAL BANKING


$

Checking
Savings & Money Market
CDs



Credit Cards[1]

LENDING



Personal Lending
Business Lending
Agricultural Lending



Home Equity Lines of Credit
Mortgage Services

BUSINESS BANKING


$

Business Checking
Business Savings & Money Market
Credit Cards[1]


$

Treasury Management[4]
Merchant Services[4]

WEALTH MANAGEMENT



Trust
Investments[2]



Insurance[3]
Private Bank

1 Subject to credit approval. 2 Securities offered through Simmons First Investment Group, Inc., member FINRA and SIPC. 3 Insurance offered through Simmons First Insurance Services, Inc., SF Insurance, Inc. and Simmons First Insurance Services of TN, LLC 4 All services are subject to qualifications and approval by Simmons Bank.

Investment Products Are: Not FDIC Insured | Not Bank Guaranteed | May Lose Value

- 35 -

CORPORATE HEADQUARTERS 501 MAIN STREET PINE BLUFF, AR 71601 870.541.1000 simmonsbank.com LITTLE ROCK CORPORATE OFFICES 425 W. CAPITOL AVENUE, SUITE 1400 LITTLE ROCK, AR 72201 501.558.3100 601 E. 3RD STREET LITTLE ROCK, AR 72201 Dreams: Realized